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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                         September 22, 1999




                             MULTIMEDIA GAMES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Texas                          0-28318                    74-2611034
---------------                   -----------                -------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


     7335 S. Lewis Avenue, Suite 204, Tulsa, Oklahoma                   74136
     ---------------------------------------------------------------------------
         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (918) 494-0576
                                                         --------------


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Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

        Exhibit 7.1 Letter of Arthur Andersen LLP (filed herewith).


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MULTIMEDIA GAMES, INC.



Dated: October 4, 1999                               By: /s/ Gordon T. Graves
                                                         -----------------------
                                                         Gordon T. Graves
                                                         Chief Executive Officer


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
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
 7.1                Letter of Arthur Andersen LLP (filed herewith).